Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13— SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date these unaudited condensed consolidated financial statements are issued and determined that there have been no events that have occurred that would require adjustments to or disclosure in the unaudited condensed consolidated financial statements except for the following:

Bank loans

On July 14, 2025, the Company entered into a loan agreement with the Bank of China to obtain a loan of $628,176 (RMB 4,500,000) with a maturity date on July 13, 2026 at an effective monthly rate of 2.30%. Mr. Yujun Xiao, the CEO of the Company, and Ms. Yinglai Wang, the shareholder of the Company, guaranteed the repayment of the loan.